EXHIBIT 11(a)

        WRITTEN CONSENT OF JORDEN
                   BURT BOROS
               CICCHETTI BERENSON
                    &
               JOHNSON LLP




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            November 24, 1998



        Maxim Series Fund, Inc.
        8515 East Orchard Road
        Englewood, Colorado  80111


        Ladies and Gentlemen:

               We hereby consent to the use of our name under the caption "Legal Counsel" for the Maxim Series Fund, Inc. in the Prospectus contained in Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-75503) filed by Maxim Series Fund, Inc. with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.


               Very truly yours,


                                          /s/ Jorden Burt Boros
                                          Cicchetti
                                          Berenson
                                          &
                                          Johnson
                                          LLP

                                          JORDEN BURT BOROS CICCHETTI
                                          BERENSON
                                          &
                                          JOHNSON
                                          LLP